UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 25, 2014

ARLINGTON ASSET INVESTMENT CORP.

(Exact name of Registrant as specified in its charter)

Virginia	54-1873198	001-34374
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)	(Commission File Number)

1001 Nineteenth Street North

Arlington, VA 22209

(Address of principal executive offices) (Zip code)

(703) 373-0200

(Registrant’s telephone number including area code)

N/A

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

As previously disclosed, on May 24, 2013, Arlington Asset Investment Corp. (the “Company”) entered into separate equity distribution agreements (the “Equity Distribution Agreements”) with each of RBC Capital Markets, LLC, JMP Securities LLC, Ladenburg Thalmann & Co. Inc. and MLV & Co. LLC (each, a “Sales Agent” and together, the “Sales Agents”), pursuant to which the Company may offer and sell, from time to time, up to 1,750,000 shares of the Company’s Class A common stock, $0.01 par value per share (the “Shares”).

On January 22, 2014, the Company filed a Registration Statement on Form S-3 (File No. 333-193478) (the “Registration Statement”) with the Securities and Exchange Commission (the “Commission”), which Registration Statement included a base prospectus. The Commission declared the Registration Statement effective on February 5, 2014. On February 25, 2014, the Company filed a prospectus supplement pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended, to register the Shares under the Registration Statement.

On February 25, 2014, Hunton & Williams LLP issued an opinion with respect to the legality of the issuance and sale by the Company of the Shares to be sold pursuant to the Equity Distribution Agreements, a copy of which is filed as  Exhibit 5.1 to this Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

1.1	Equity Distribution Agreement, dated May 24, 2013, by and between the Company and RBC Capital Markets, LLC (incorporated by reference to Exhibit 1.1 of the Company’s Current Report on Form 8-K filed on May 28, 2013).

1.2	Equity Distribution Agreement, dated May 24, 2013, by and between the Company and JMP Securities LLC (incorporated by reference to Exhibit 1.2 of the Company’s Current Report on Form 8-K filed on May 28, 2013).

1.3	Equity Distribution Agreement, dated May 24, 2013, by and between the Company and Ladenburg Thalmann & Co. Inc. (incorporated by reference to Exhibit 1.3 of the Company’s Current Report on Form 8-K filed on May 28, 2013).

1.4	Equity Distribution Agreement, dated May 24, 2013, by and between the Company and MLV & Co. LLC (incorporated by reference to Exhibit 1.4 of the Company’s Current Report on Form 8-K filed on May 28, 2013).

5.1	Opinion of Hunton & Williams LLP.

23.1	Consent of Hunton & Williams LLP to the filing of Exhibit 5.1 herewith (included in Exhibit 5.1).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ARLINGTON ASSET INVESTMENT CORP.

Date: February 25, 2014
	By:	/s/ Kurt R. Harrington
	Name:	Kurt R. Harrington
	Title:	Executive Vice President, Chief Financial Officer and Treasurer

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EXHIBIT INDEX

Exhibit No.	Description

1.1	Equity Distribution Agreement, dated May 24, 2013, by and between the Company and RBC Capital Markets, LLC (incorporated by reference to Exhibit 1.1 of the Company’s Current Report on Form 8-K filed on May 28, 2013).

1.2	Equity Distribution Agreement, dated May 24, 2013, by and between the Company and JMP Securities LLC (incorporated by reference to Exhibit 1.2 of the Company’s Current Report on Form 8-K filed on May 28, 2013).

1.3	Equity Distribution Agreement, dated May 24, 2013, by and between the Company and Ladenburg Thalmann & Co. Inc. (incorporated by reference to Exhibit 1.3 of the Company’s Current Report on Form 8-K filed on May 28, 2013).

1.4	Equity Distribution Agreement, dated May 24, 2013, by and between the Company and MLV & Co. LLC (incorporated by reference to Exhibit 1.4 of the Company’s Current Report on Form 8-K filed on May 28, 2013).

5.1	Opinion of Hunton & Williams LLP.

23.1	Consent of Hunton & Williams LLP to the filing of Exhibit 5.1 herewith (included in Exhibit 5.1).

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